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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        JANUARY 9, 2002 (JANUARY 4, 2002)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                            ------------------------

                     ALLIED RISER COMMUNICATIONS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                             -----------------------


           DELAWARE                 1-15425                     75-2789492
  (STATE OF INCORPORATION)  (COMMISSION FILE NUMBER)          (IRS EMPLOYER
                                                          IDENTIFICATION NUMBER)

                             -----------------------


       1700 PACIFIC AVENUE, SUITE 400, DALLAS, TEXAS 75201-4679
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES,
                               INCLUDING ZIP CODE)



                                 (214) 210-3000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)






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ITEM 5. OTHER EVENTS.

     On January 9, 2002, Allied Riser Communications Corporation issued the press release attached hereto as Exhibit 99.1. The press release is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits:
         --------

                     Exhibit
                      Number           Description
                     -------           -----------

                     99.1              Press Release, dated January 9, 2002
                                       (filed herewith)



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             ALLIED RISER COMMUNICATIONS CORPORATION



                                 By:   /S/ MICHAEL R. CARPER
                                       ----------------------------------
                                       Michael R. Carper
                                       Senior Vice President and General Counsel

Date:    January 9, 2002




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                                INDEX TO EXHIBITS

                     Exhibit
                      Number           Description
                     -------           -----------

                     99.1              Press Release, dated January 9, 2002
                                       (filed herewith)